Quarterly Earnings and
Supplemental Operating and Financial Data

June 30, 2010

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
June 30, 2010

Table of Contents

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York NY 10119-4015
Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Tuesday, August 3, 2010

LEXINGTON REALTY TRUST REPORTS SECOND QUARTER 2010 RESULTS

New York, NY – August 3, 2010 – Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the second quarter ended June 30, 2010.

Second Quarter 2010 Highlights
•	Generated Company Funds From Operations (“Company FFO”) of $35.9 million or $0.23 per diluted common share/unit, adjusted for certain items.
•	Executed 17 new and renewal leases, totaling approximately 1.0 million square feet; overall portfolio approximately 92% leased.
•	Raised $48.4 million from dispositions and financing activities.
•	Amended secured credit facility, which increased the availability under the revolving loan portion from $150.0 million to $175.0 million.
•	Agreed to acquire a to-be-built, 514,000 square foot industrial facility upon completion of construction and commencement of a 15-year net lease at an initial cap rate of 9.25%.
•	Recorded a non-cash charge of $1.6 million related to a previously disclosed forward equity commitment and impairment charges of $26.0 million on real estate and debt investments.

Subsequent to Quarter End Highlights
•	Sold three unencumbered multi-tenant office properties for $69.7 million at an annualized cap rate of 0.6%.
•	Satisfied $29.8 million in non-recourse mortgage debt on three properties scheduled to mature in 2010.
•
Agreed to (1) lend up to $23.4 million to fund the construction of a 672,000 square foot industrial facility and (2) purchase the facility upon completion of construction and commencement of a 20-year net lease at an initial cap rate of 8.9%.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “During the second quarter of 2010, we continued to monetize assets, strengthen our balance sheet and improve liquidity, which allowed us to end the quarter with cash in excess of $130 million. We have continued to execute on non-core property sales in the third quarter by selling $69.7 million of multi-tenant properties, bringing our total volume for 2010 to $149.0 million at a cap rate of 4.7%. Overall, leasing activity has continued to be good with over one million square feet of leases executed in the quarter.”

FINANCIAL RESULTS
Revenues

For the quarter ended June 30, 2010, total gross revenues were $86.1 million, compared with total gross revenues of $93.7 million for the quarter ended June 30, 2009.

Company FFO Attributable to Common Shareholders/Unitholders

The following presents in tabular form the items excluded from Company FFO for the periods presented:

	Three Months Ended						Six Months Ended
	June 30, 2010 Millions	Per Diluted Share/Unit		June 30, 2009 Millions	Per Diluted Share/Unit		June 30, 2010 Millions	Per Diluted Share/Unit		June 30, 2009 Millions	Per Diluted Share/Unit
Reported Company FFO(A)	$14.6	$0.09		$(38.9)	$(0.34)		$28.6	$0.19		$(57.7)	$(0.51)
New accounting pronouncements	0.1			0.4			0.3			0.9
Debt satisfaction, net	—			(5.9)			(2.6)			(12.3)
Forward equity commitment	1.6			(4.2)			(0.5)			4.4
Impairment losses – real estate	22.1			—			50.1			9.5
Impairment loss – real estate noncontrolling interest	(6.4)			—			(9.5)			—
Impairment losses – consolidated debt investments	3.9			—			3.9			1.1
Impairment losses – Concord debt investments	—			51.3			—			71.4
Impairment loss – Concord equity investment	—			39.1			—			68.2
Lease termination/ deferred maintenance payments	—			(1.3)			—			(1.3)
Land transaction income, net	—			—			—			(1.3)
	$35.9	$0.23	(B)	$40.5	$0.36	(B)	$70.3	$0.47	(B)	$82.9	$0.75	(B)

(A)	A reconciliation of GAAP net income (loss) to Company FFO is provided later in this press release.
(B)
Per diluted share/unit reflects the impact of estimated net shares retired upon the assumed settlement of the forward equity commitment of (3,356,445), (1,809,042), (3,312,724) and (2,139,550) for the three months ended June 30, 2010 and 2009 and the six months ended June 30, 2010 and 2009, respectively.

Net Loss Attributable to Common Shareholders

For the quarter ended June 30, 2010, net loss attributable to common shareholders was ($30.4) million, or a loss of ($0.23) per diluted share, compared with net loss attributable to common shareholders for the quarter ended June 30, 2009 of ($90.5) million, or a loss of ($0.87) per diluted share.

Financing Activities and Balance Sheet Update

During the second quarter of 2010, Lexington entered into an amendment to its secured credit agreement, which provides for the addition of a commitment from a new lender in the amount of $25.0 million for the revolving loan portion, increasing the revolving loan’s current capacity to $175.0 million. No additional borrowings were made by Lexington in connection with the amendment, and, as of June 30, 2010, no borrowings were outstanding under the revolving loan portion.

Lexington obtained a $9.0 million non-recourse mortgage loan on its Greenville, South Carolina property leased to Canal Insurance Company. The 5.50% fixed rate loan is interest only and matures in January 2015. Subsequent to quarter end, Lexington satisfied $29.8 million of non-recourse mortgage debt encumbering three properties scheduled to mature in 2010.

Common Share Dividend/Distribution

During the quarter ended June 30, 2010, Lexington declared a regular quarterly dividend/distribution of $0.10 per common share/unit, which was paid in cash on July 15, 2010 to common shareholders/unitholders of record as of June 30, 2010.

OPERATING ACTIVITIES

Capital Recycling

During the quarter ended June 30, 2010, Lexington raised $39.4 million from two retail property sales and the 100% loan-to-value, non-recourse, match-term financing of its leasehold interest in Salt Lake City, Utah. Subsequent to quarter end, Lexington sold three unencumbered multi-tenant office properties for $69.7 million ($136 psf). The properties were 67.2% leased and generated annualized net operating income of $0.4 million.

Investments

Lexington agreed to acquire a 514,000 square foot industrial facility being built in Byhalia, Mississippi for $27.5 million. The facility will be leased to ASICS America Corporation, with ASICS Corporation as guarantor, for a term of 15 years upon completion of construction, which is expected to occur in the second quarter of 2011. No assurance can be provided that construction will be completed or the acquisition will be consummated.

Subsequent to quarter end, Lexington agreed (1) to lend up to $23.4 million to fund the construction of a 672,000 square foot industrial facility in Shelby, North Carolina and (2) to acquire the property for approximately $300,000 in excess of the construction loan commitment. The facility will be leased to Clearwater Paper Corporation for a term of 20 years upon completion of construction, which is expected to occur in the second quarter of 2011.  No assurance can be provided that construction will be completed or the acquisition will be consummated.

Leasing Activity

For the quarter ended June 30, 2010, Lexington executed 17 new and renewal leases for one million square feet. At June 30, 2010, Lexington’s overall portfolio was approximately 92% leased.

2010 EARNINGS GUIDANCE

Lexington reaffirms its estimated Company FFO guidance of a range of $0.93 to $0.97 per diluted share for the year ended December 31, 2010. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

SECOND QUARTER 2010 CONFERENCE CALL

Lexington will host a conference call today, Tuesday, August 3, 2010, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended June 30, 2010. Interested parties may participate in this conference call by dialing (877) 795-3649 or (719) 325-4904. A replay of the call will be available through August 17, 2010, at (888) 203-1112 or (719) 457-0820, pin: 1013843. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three and six months ended June 30, 2010 and 2009
(Unaudited and in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
Gross revenues:
Rental	$77,891	$83,207	$155,252	$164,720
Advisory and incentive fees	201	583	615	1,046
Tenant reimbursements	8,002	9,877	17,625	19,581
Total gross revenues	86,094	93,667	173,492	185,347

Expense applicable to revenues:
Depreciation and amortization	(40,976)	(42,182)	(83,584)	(85,206)
Property operating	(18,256)	(19,627)	(37,639)	(38,567)
General and administrative	(4,937)	(6,214)	(10,924)	(12,781)
Non-operating income	2,872	1,475	5,099	5,573
Interest and amortization expense	(31,892)	(32,575)	(63,494)	(65,162)
Debt satisfaction gains (charges), net	—	7,305	(762)	13,716
Change in value of forward equity commitment	(1,617)	4,198	460	(4,435)
Impairment charges and loan losses	(7,974)	—	(28,542)	(1,085)

Income (loss) before provision for income taxes, equity in earnings (losses) of non-consolidated entities and discontinued operations	(16,686)	6,047	(45,894)	(2,600)
Provision for income taxes	(611)	(321)	(1,252)	(991)
Equity in earnings (losses) of non-consolidated entities	5,368	(83,164)	10,606	(130,288)
Loss from continuing operations	(11,929)	(77,438)	(36,540)	(133,879)

Discontinued operations:
Income (loss) from discontinued operations	189	(685)	(930)	(1,594)
Provision for income taxes	(7)	(11)	(7)	(64)
Debt satisfaction gains (charges), net	—	(1,399)	3,385	(1,399)
Gains on sales of properties	52	3,186	498	6,280
Impairment charges	(18,006)	(46)	(25,433)	(9,557)
Total discontinued operations	(17,772)	1,045	(22,487)	(6,334)
Net loss	(29,701)	(76,393)	(59,027)	(140,213)
Less net loss (income) attributable to noncontrolling interests	5,600	(715)	8,159	(1,843)
Net loss attributable to Lexington Realty Trust shareholders	(24,101)	(77,108)	(50,868)	(142,056)
Dividends attributable to preferred shares – Series B	(1,590)	(1,590)	(3,180)	(3,180)
Dividends attributable to preferred shares – Series C	(1,703)	(1,703)	(3,405)	(3,814)
Dividends attributable to preferred shares – Series D	(2,925)	(2,925)	(5,851)	(5,851)
Dividends attributable to non-vested common shares	(60)	(130)	(123)	(258)
Conversion dividend – Series C	—	(6,994)	—	(6,994)
Net loss attributable to common shareholders	$(30,379)	$(90,450)	$(63,427)	$(162,153)

Income (loss) per common share – basic and diluted:
Loss from continuing operations	$(0.14)	$(0.88)	$(0.37)	$(1.52)
Income (loss) from discontinued operations	(0.09)	0.01	(0.13)	(0.07)
Net loss attributable to common shareholders	$(0.23)	$(0.87)	$(0.50)	$(1.59)

Weighted average common shares outstanding – basic and diluted	133,141,084	104,163,378	127,339,144	102,070,600

Amounts attributable to common shareholders:
Loss from continued operations	$(18,951)	$(91,052)	$(47,299)	$(155,391)
Income (loss) from discontinued operations	(11,428)	602	(16,128)	(6,762)
Net loss attributable to common shareholders	$(30,379)	$(90,450)	$(63,427)	$(162,153)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
June 30, 2010 and December 31, 2009
(Unaudited and in thousands, except share and per share data)

	2010	2009
Assets:
Real estate, at cost	$3,419,589	$3,552,806
Less: accumulated depreciation and amortization	577,161	537,406
	2,842,428	3,015,400
Properties held for sale – discontinued operations	61,003	—
Intangible assets, net	225,763	267,161
Cash and cash equivalents	102,030	53,865
Restricted cash	28,604	21,519
Investment in and advances to non-consolidated entities	63,348	55,985
Deferred expenses, net	39,160	38,245
Notes receivable, net	85,097	60,567
Rent receivable – current	9,421	11,463
Rent receivable – deferred	13,058	12,529
Other assets	42,913	43,111
Total assets	$3,512,825	$3,579,845

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,724,258	$1,857,909
Exchangeable notes payable	61,106	85,709
Convertible notes payable	102,242	-
Trust preferred securities	129,120	129,120
Contract right payable	15,001	15,252
Dividends payable	19,606	18,412
Liabilities – discontinued operations	4,536	—
Accounts payable and other liabilities	36,851	43,629
Accrued interest payable	13,679	11,068
Deferred revenue - below market leases, net	100,948	107,535
Prepaid rent	17,035	13,975
	2,224,382	2,282,609
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $104,760, 2,095,200 shares issued and outstanding	101,778	101,778
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 133,878,864 and 121,943,258 shares issued and outstanding in 2010 and 2009, respectively	13	12
Additional paid-in-capital	1,843,389	1,750,979
Accumulated distributions in excess of net income	(960,919)	(870,862)
Accumulated other comprehensive income (loss)	(789)	673
Total shareholders’ equity	1,209,561	1,208,669
Noncontrolling interests	78,882	88,567
Total equity	1,288,443	1,297,236
Total liabilities and equity	$3,512,825	$3,579,845

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
COMPANY FUNDS FROM OPERATIONS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
COMPANY FUNDS FROM OPERATIONS: (1)

Basic and Diluted:
Net loss attributable to common shareholders	$(30,379)	$(90,450)	$(63,427)	$(162,153)
Adjustments:
Depreciation and amortization	40,358	44,724	83,480	91,410
Noncontrolling interests - OP units	447	624	756	712
Amortization of leasing commissions	695	713	1,767	1,482
Joint venture and noncontrolling interest adjustment	(526)	(4)	(846)	6,291
Preferred dividends - Series C	1,703	8,697	3,405	10,808
Gains on sale of properties	(52)	(3,186)	(498)	(6,280)
Interest and amortization on 6.00% Convertible Notes	2,325	—	3,958	—
Company FFO	$14,571	$(38,882)	$28,595	$(57,730)

Basic:
Weighted average shares outstanding –basic EPS	133,141,084	104,163,378	127,339,144	102,070,600
6.00% Convertible Notes	16,230,905	—	13,918,888	—
Non-vested share-based payment awards	58,512	—	51,664	—
Operating Partnership Units	5,379,186	5,437,194	5,384,193	5,373,650
Preferred Shares – Series C	5,099,507	5,791,818	5,099,507	5,720,779
Weighted average common shares outstanding–basic Company FFO	159,909,194	115,392,390	151,793,396	113,165,029
Company FFO per common share—basic	$0.09	$(0.34)	$0.19	$(0.51)

Diluted:
Weighted average shares outstanding –basic EPS	133,141,084	104,163,378	127,339,144	102,070,600
6.00% Convertible Notes	16,230,905	—	13,918,888	—
Non-vested share-based payment awards	58,512	—	51,664	—
Operating Partnership Units	5,379,186	5,437,194	5,384,193	5,373,650
Preferred Shares – Series C	5,099,507	5,791,818	5,099,507	5,720,779
Options – incremental shares	37,755	—	2,145	—
Weighted average common shares outstanding–diluted Company FFO	159,946,949	115,392,390	151,795,541	113,165,029
Company FFO per common share—diluted	$0.09	$(0.34)	$0.19	$(0.51)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
EARNINGS PER SHARE:

Basic and Diluted:
Loss from continuing operations attributable to common shareholders	$(18,951)	$(91,052)	$(47,299)	$(155,391)
Income (loss) from discontinued operations attributable to common shareholders	(11,428)	602	(16,128)	(6,762)
Net loss attributable to common shareholders	$(30,379)	$(90,450)	$(63,427)	$(162,153)

Weighted average number of common shares outstanding	133,141,084	104,163,378	127,339,144	102,070,600
Income (loss) per common share:
Loss from continuing operations	$(0.14)	$(0.88)	$(0.37)	$(1.52)
Income (loss) from discontinued operations	(0.09)	0.01	(0.13)	(0.07)
Net loss attributable to common shareholders	$(0.23)	$(0.87)	$(0.50)	$(1.59)

1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”) historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

FFO is determined in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units, Lexington’s Series C Cumulative Convertible Preferred Shares, and Lexington’s 6.00% Convertible Notes because these securities are convertible, at the holder’s option, into Lexington’s common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

LEXINGTON REALTY TRUST
2010 Second Quarter Leasing Summary
	NEW LEASES
	Tenants/Guarantors	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant
1	Denise D. Vanlanduyt, Attorney at Law LLC	Decatur	GA	11/2017	1,477	$17	$17
2	General Electric Company	Glen Allen	VA	08/2012	968	$18	$18
3	Mockingbird Capital, LLC (2)	Dallas	TX	08/2013	1,878	$22	$22
4	Ober, Kaler, Grimes & Shriver, A Professional Corporation, d/b/a Ober/Kaler	Baltimore	MD	03/2026	94,213	$536	$2,005
5	SNL Financial LC (3)	Glen Allen	VA	09/2015	6,235	$62	$62

5	TOTAL NEW LEASES				104,771	$655	$2,124

	LEASE EXTENSIONS
	Tenants/Guarantors	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)
	Office/Multi-Tenant
1	Amy K. S. Fung, dba Hong Kong Fashion	Honolulu	HI	03/2010	03/2012	347	$5	$5	$5	$5
2	Department of the Navy	Beaumont	TX	06/2010	06/2011	1,982	$38	$38	$38	$38
3	Diabetech, LP (2)	Dallas	TX	06/2010	06/2011	424	$6	$6	$6	$6
4	Hawaii Right to Life Inc. (3)	Honolulu	HI	10/2010	10/2013	266	$5	$5	$5	$5
5	Hazel M. Yoichisako	Honolulu	HI	05/2010	05/2012	326	$4	$4	$4	$4
6	University of Utah	Salt Lake City	UT	09/2018	09/2028	295,000	$3,524	$3,701	$3,524	$3,701
7	VC3 Inc.	Decatur	GA	04/2010	05/2013	2,811	$54	$63	$54	$63
8	Wells Fargo Bank, N.A. (3)(4)	Allentown	PA	10/2010	06/2011	71,230	$249	$249	$656	$571

8	Total office/multi-tenant lease extensions					372,386	$3,885	$4,071	$4,292	$4,393

	Industrial
1	Owens Corning Insulating Systems, LLC	Hebron	OH	05/2010	05/2011	400,522	$801	$801	$801	$801

1	Total industrial lease extension					400,522	$801	$801	$801	$801

	Retail
1	TRU 2005 RE I, LLC (3)	Clackamas	OR	05/2011	05/2016	42,842	$298	$298	$298	$317
2	TRU 2005 RE I, LLC (3)	Lynnwood	WA	05/2011	05/2016	43,105	$279	$279	$279	$296
3	Toys "R" Us-Delaware, Inc. (3)	Tulsa	OK	05/2011	05/2016	43,123	$255	$255	$255	$271

3	Total retail lease extensions					129,070	$832	$832	$832	$884
12	TOTAL LEASE EXTENSIONS					901,978	$5,518	$5,704	$5,925	$6,078
17	TOTAL NEW AND EXTENDED LEASES					1,006,749	$6,173	$5,704	$8,049	$6,078

LEXINGTON REALTY TRUST
2010 Second Quarter Leasing Summary (Continued)
	LEASE NON-RENEWALS
	Tenants/Guarantors	Location		Lease Expiration Date	Sq. Ft.	Prior Cash Rent Per Annum ($000)	Prior GAAP Rent Per Annum ($000)
1	La-Z-Boy Greensboro, Inc.	Statesville	NC	04/2010	168,600	$435	$502
2	Owens Corning Insulating Systems, Inc.	Hebron	OH	04/2010	102,960	$286	$286
3	Cardinal Unijax, LLC and Camelot Drive Holdinsgs, LLC (4)	Jacksonville	FL	06/2010	58,589	$148	$148

3	TOTAL LEASE NON-RENEWALS				330,149	$869	$936

Footnotes
(1) Represents next twelve months rent unless noted.
(2) Property sold subsequent to June 30, 2010.
(3) New Cash and new GAAP rents annualized for twelve months from lease commencement.
(4) Held as an investment in Net Lease Strategic Assets Fund L.P.

LEXINGTON REALTY TRUST
2010 Second Quarter Monetization Summary

	ASSET MONETIZATIONS
	Tenants/Guarantors	Location	Property Type	Gross Proceeds ($000)	Annualized NOI ($000)	Month of Disposition
1	The Kroger Co.	Florence, AL	Retail	$2,200	$224	May
2	Vacant	Westland, MI	Retail	$225	$(230)	June
3	University of Utah (1)	Salt Lake City, UT	Office	$37,000	$3,269	May
3	TOTAL ASSET MONETIZATIONS			$39,425	$3,263

Footnotes
(1) Represents leasehold financing.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 06/30/2010 ($000) (2)	GAAP Base Rent as of 06/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
OFFICE PROPERTIES
2010	12/31/2010	1701 Market St.	Philadelphia	PA	(6)(7)	City National Bank of New Jersey	1957/1997	5,315	120	120	0
2011	1/31/2011	4848 129th East Ave.	Tulsa	OK	—	HSBC Card Services, Inc. (HSBC Finance Corporation)	2000	101,100	711	711	0
	2/28/2011	4200 RCA Blvd.	Palm Beach Gardens	FL	—	The Wackenhut Corporation	1996	96,118	906	906	2,402
	9/30/2011	200 Lucent Ln.	Cary	NC	—	Alcatel-Lucent USA, Inc.	1999	124,944	1,140	1,029	0
	11/30/2011	207 Mockingbird Ln.	Johnson City	TN	—	SunTrust Bank	1979	63,800	338	378	675
	12/31/2011	2050 Roanoke Rd.	Westlake	TX	—	Chrysler Financial Services Americas, LLC	2001	130,290	1,830	1,727	0
2012	1/31/2012	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	983	896	0
		4000 Johns Creek Pkwy.	Suwanee	GA	—	Kraft Foods Global, Inc.	2001	73,264	711	693	0
		1275 Northwest 128th St.	Clive	IA	—	Principal Life Insurance Company	2004	61,180	400	400	935
	3/31/2012	1701 Market St.	Philadelphia	PA	(6)(7)	Car-Tel Communications, Inc.	1957/1997	1,220	24	24	0
		3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	2002	68,165	602	434	1,295
		120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, LLC	2000	77,045	438	396	847
	6/30/2012	275 South Valencia Ave.	Brea	CA	—	Bank of America, NA	1983	637,503	4,355	4,397	0
	8/31/2012	5757 Decatur Blvd.	Indianapolis	IN	—	Allstate Insurance Company	2002	84,200	686	774	0
						Damar Services, Inc.	2002	5,756	22	22	47
		2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics, Inc.	2000	20,203	105	105	0
	10/31/2012	4455 American Way	Baton Rouge	LA	—	Bell South Mobility, Inc.	1997	70,100	565	557	0
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	—	Playboy Enterprises, Inc.	2000	63,049	738	629	0
	11/14/2012	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	1997	176,402	1,204	1,130	0
	12/31/2012	200 Executive Blvd. South	Southington	CT	—	Hartford Fire Insurance Company	1984/2006	153,364	840	812	0
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	—	Gartner, Inc.	1998	62,400	559	546	0
		810 & 820 Gears Rd.	Houston	TX	—	IKON Office Solutions, Inc.	2000	157,790	1,126	1,126	0
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	192	263	0
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	268,445	2,457	2,444	0
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	480	935	960
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	2,411	2,441	0
	6/30/2013	2210 Enterprise Dr.	Florence	SC	(6)	JPMorgan Chase Bank, National Association	1998	179,300	628	628	0
	9/30/2013	9200 South Park Center Loop	Orlando	FL	(6)	Corinthian Colleges, Inc.	2003	59,927	640	579	0
	11/30/2013	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International, Inc.	1980/1990/2002	166,575	872	800	1,713
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	1973/1975/1982	202,000	1,749	1,695	0
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	New Cingular Wireless PCS, LLC	1998	81,859	931	935	0
2014	1/31/2014	1701 Market St.	Philadelphia	PA	(7)	Morgan, Lewis & Bockius, LLC	1957/1997	290,565	2,232	2,232	4,631
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	218,414	2,014	2,449	0
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	2002	169,083	1,272	1,267	0
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	2004	169,218	1,744	1,733	0
		859 Mount Vernon Hwy.	Atlanta	GA	(12)	International Business Machines Corporation (Internet Security Systems, Inc.)	2004	50,400	613	515	0
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Anadarko Petroleum Corporation	2003	101,111	814	813	0
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	—	BASF Corporation	1981/2002/2004	95,500	1,122	1,061	0
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	1997	84,404	807	810	0
		2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	1,005	1,007	0
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Biovail Corporation)	1985/2003/2004	115,558	1,156	1,424	0
	12/14/2014	5150 220th Ave.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	1,097	1,076	0
		22011 Southeast 51st St.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	973	944	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 06/30/2010 ($000) (2)	GAAP Base Rent as of 06/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	12/31/2014	1066 Main St.	Forest Park	GA	—	Bank of America, NA (Bank of America Corporation)	1969	14,859	100	100	199
		180 South Clinton St.	Rochester	NY	(6)	Frontier Corporation	1988/2000	226,000	1,488	1,485	0
		201 West Main St.	Cumming	GA	—	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	100	100	198
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1972	6,260	56	56	112
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	715	689	0
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	615	621	0
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, NA (Bank of America Corporation)	1972	4,565	45	45	88
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, NA (Bank of America Corporation)	1971	4,894	39	39	77
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1975	3,900	40	40	78
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, NA (Bank of America Corporation)	1973	5,704	48	48	95
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	579	709	0
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Equant, Inc. (Equant, NV)	1984/1988/1992	125,293	1,055	1,066	0
	6/30/2015	389-399 Interpace Hwy.	Parsippany	NJ	—	Cadbury Schweppes Holdings	1999	133,647	1,983	1,977	0
	7/1/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	2,800	1,752	3,024
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	1,596	1,597	3,580
	9/27/2015	10001 Richmond Ave.	Houston	TX	—	Baker Hughes, Inc.	1976/1984	554,385	6,375	3,688	6,596
		12645 West Airport Rd.	Sugar Land	TX	—	Baker Hughes, Inc.	1997	165,836	1,622	974	1,976
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	(5)	InVentiv Communications, Inc.	2000	97,000	556	628	0
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1999	125,920	894	1,048	0
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1996	125,155	857	1,025	0
	10/31/2015	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1981	36,311	119	119	237
2016	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	1,109	1,594	2,531
		2000 Eastman Dr.	Milford	OH	—	Siemens Shared Services, LLC	1991	221,215	1,243	911	2,486
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1988/1999	37,229	242	251	0
	11/30/2016	4000 Johns Creek Pkwy.	Suwanee	GA	—	PerkinElmer Instruments, LLC	2001	13,955	114	116	0
	12/31/2016	37101 Corporate Dr.	Farmington Hills	MI	(19)	Continental Automotive Systems, Inc.	2001	119,829	1,537	1,221	0
2017	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	713	800	0
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	1,119	1,186	0
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc.	2000	142,500	820	933	0
2018	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	US Government	1987	159,664	1,529	1,693	0
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	1978/1985/1990/1993	44,400	340	254	0
	7/31/2018	4200 RCA Blvd.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	218	224	0
	9/30/2018	1701 Market St.	Philadelphia	PA	(6)(7)	Brinker Corner Bakery II, LLC	1957/1997	8,070	104	105	0
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Worldwide, Inc. (Carlson Companies, Inc.)	2003	130,000	963	988	0
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	(6)	Swiss Re America Holding Corporation	1980/1990/2004/2005	320,198	2,235	2,252	0
2019	4/1/2019	9201 Stateline Rd.	Kansas City	MO	(6)	Swiss Re America Holding Corporation	1963/1973/1985/2003	155,925	1,047	1,047	0
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985	521,286	3,388	3,506	5,375
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1984	390,100	2,213	2,270	4,925
	10/31/2019	10475 Crosspoint Blvd.	Fishers	IN	(6)	John Wiley & Sons, Inc.	1999	123,416	1,049	1,134	0
	12/31/2019	421 Butler Farm Rd.	Hampton	VA	—	Patient Advocate Foundation	2000	36,484	115	115	0
		850-950 Warrenville Rd.	Lisle	IL	(5)	National-Louis University	1985	99,414	703	830	0
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	1999	193,000	1,367	1,712	3,812
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	(6)	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	136,789	1,081	1,122	0
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	(6)	Hagemeyer North America, Inc.	2005	50,076	381	420	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 06/30/2010 ($000) (2)	GAAP Base Rent as of 06/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2021	1/31/2021	389-399 Interpace Hwy.	Parsippany	NJ	—	Reckitt Benckiser, Inc.	1999	186,889	2,581	2,758	0
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	1,530	1,312	0
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	1,462	1,462	4,224
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (HP Whippany, LLC)	2006/2008	123,734	1,163	1,164	2,069
2022	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	1910	52,337	766	831	0
2023	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	1,325	1,476	0
	7/31/2023	11201 Renner Blvd.	Lenexa	KS	(6)	Applebee’s Services, Inc. (DineEquity, Inc.)	2007	178,000	1,781	1,951	0
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, LLC (Infocrossing, Inc.)	1988/1995	85,200	583	583	0
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	1998	60,000	564	564	0
2028	9/30/2028	295 Chipeta Way	Salt Lake City	UT	—	University of Utah	1982	295,000	1,830	1,830	0
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	1982	282,000	4,007	2,106	2,914
	12/31/2029	400 East Stone Ave.	Greenville	SC	(13)	Canal Insurance Company	1948/1981/1982/1986/1991/2006/2008	128,041	452	0	0
N/A	N/A	10475 Crosspoint Blvd.	Fishers	IN	—	(Available for Lease)	1999	17,631	0	0	0
		1701 Market St.	Philadelphia	PA	(7)	Parking Operators	1957/1997	0	1,089	1,089	0
		421 Butler Farm Rd.	Hampton	VA	—	(Available for Lease)(Amounts represent prior tenant)	2000	20,080	30	27	0
		389-399 Interpace Hwy.	Parsippany	NJ	—	(Available for Lease)(Amounts represent prior tenant)	1999	19,704	43	43	0
		101 East Erie St.	Chicago	IL	—	(Available for Lease)	1986	12,270	0	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.5% Leased		13,064,035	$108,130	$103,549

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 06/30/2010 ($000) (2)	GAAP Base Rent as of 06/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
INDUSTRIAL PROPERTIES
2011	3/31/2011	2455 Premier Dr.	Orlando	FL	—	Walgreen Co.	1980	205,016	254	393	508
	5/31/2011	200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	400,522	401	401	0
		291 Park Center Dr.	Winchester	VA	(5)	Kraft Foods Global, Inc.	2001	344,700	804	788	0
	9/25/2011	3820 Micro Dr.	Millington	TN	(6)	Ingram Micro, L.P (Ingram Micro, Inc.)	1997	701,819	1,220	1,185	0
2012	8/4/2012	101 Michelin Dr.	Laurens	SC	—	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1991/1993	1,164,000	1,707	1,652	2,619
		7111 Crabb Rd.	Temperance	MI	—	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1978/1993	744,570	1,144	1,107	1,756
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC (Tower Automotive Inc.)	1996/1998	290,133	943	917	2,081
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	—	Exel, Inc. (NFC plc)	1985	252,000	435	433	0
2013	5/31/2013	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	471,000	681	744	0
2014	1/2/2014	2415 US Hwy. 78 East	Moody	AL	—	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	2004	595,346	527	527	1,054
	1/31/2014	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc.	1998/2006	196,946	412	401	0
	12/31/2014	3686 South Central Ave.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	90,000	202	158	446
		75 North St.	Saugerties	NY	(11)	Rotron, Inc. (EG&G)	1979	52,000	61	116	122
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	238	244	525
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Inc.)	1989	268,104	477	458	0
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Harcourt, Inc. (Harcourt General, Inc.)	2001	559,258	1,665	1,715	0
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	1991/1994/1995/2005	248,200	396	396	0
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	342	342	0
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears Logistics Services	1973	780,000	796	847	1,592
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	(6)	The McGraw-Hill Companies, Inc.	2002	330,988	576	582	0
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase, Inc.	2002	244,851	538	543	1,165
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000/2007	296,972	1,322	1,298	0
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	674	671	0
	9/30/2018	50 Tyger River Dr.	Duncan	SC	(6)	Plastic Omnium Exteriors, LLC	2005/2007/2008	221,833	479	479	0
2019	4/30/2019	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	972,625	768	768	1,200
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	1,259	1,305	3,149
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie, NV)	1996/2001	335,610	1,700	1,700	0
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time, Inc.)	1986	229,605	572	638	0
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,399	200	185	0
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	(9)	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	521	743	1,802
2021	3/30/2021	121 Technology Dr.	Durham	NH	—	Heidelberg Web Systems, Inc.	1986/2002/2003	500,500	1,092	999	0
	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation	1984/1987/2005	120,000	240	202	0
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	637	678	0
	12/31/2021	224 Harbor Freight Rd.	Dillon	SC	(6)	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	2001/2005	1,010,859	1,506	1,562	0
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	1988/1999	336,350	673	673	1,402
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1998/2006	211,598	604	604	829
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1989/1999/2000/2005	424,904	844	844	1,512
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	2001	167,770	268	268	558
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1995/2000/2001	539,592	1,419	1,419	2,960
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Manufacturing Company	1997	458,000	972	1,126	0
2026	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass, Inc. (Libbey, Inc.)	2006	646,000	982	1,083	0
N/A	N/A	1109 Commerce Blvd.	Swedesboro	NJ	—	(Available for Lease)	1998	262,644	0	0	0
		1601 Pratt Ave.	Marshall	MI	—	(Available for Lease)(Amounts represent prior tenant)	1979	58,300	31	31	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 06/30/2010 ($000) (2)	GAAP Base Rent as of 06/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
		1665 Hughes Way	Long Beach	CA	(8)	(Available for Lease)	1981	200,541	0	0	0
		191 Arrowhead Dr.	Hebron	OH	—	(Available for Lease)(Amounts represent prior tenant)	1999	250,410	95	95	0
		2203 Sherrill Dr.	Statesville	NC	—	(Available for Lease)(Amounts represent prior tenant)	1999/2002	168,600	87	109	0
		250 Rittenhouse Cir.	Bristol	PA	—	(Available for Lease)	1983/1997	255,019	0	0	0
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	32,679	0	0	0
		34 East Main St.	New Kingstown	PA	—	(Available for Lease)	1981	179,200	0	0	0
		6 Doughten Rd.	New Kingstown	PA	—	(Available for Lease)	1989	330,000	0	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						90.8% Leased		18,917,023	$30,764	$31,429

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 06/30/2010 ($000) (2)	GAAP Base Rent as of 06/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
RETAIL PROPERTIES
2011	5/31/2011	4811 Wesley St.	Greenville	TX	—	Safeway Stores, Inc.	1985	48,492	85	121	171
	6/30/2011	4733 Hills & Dales Rd.	Canton	OH	—	Bally's Total Fitness of the Midwest, Inc. (Bally's Health & Tennis Corporation)	1987	37,214	140	117	0
	12/29/2011	13133 Steubner Ave.	Houston	TX	—	The Kroger Co.	1980	52,200	141	202	281
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	83	132	0
		119 North Balboa Rd.	El Paso	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	83	68	0
		402 East Crestwood Dr.	Victoria	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	83	58	0
		4121 South Port Ave.	Corpus Christi	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	83	68	0
		900 South Canal St.	Carlsbad	NM	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	83	52	0
		901 West Expwy.	McAllen	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	83	82	0
	5/31/2012	3451 Alta Mesa Blvd.	Fort Worth	TX	—	Minyard Food Stores, Inc.	1985	44,000	152	180	304
	6/30/2012	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983	42,130	65	65	138
	11/30/2012	101 West Buckingham Rd.	Garland	TX	—	Minyard Food Stores, Inc.	1982	40,000	163	163	326
		120 South Waco St.	Hillsboro	TX	—	Brookshire Grocery Company	1985	35,000	80	93	161
		205 Homer Rd.	Minden	LA	—	Brookshire Grocery Company	1985	35,000	96	143	193
2013	2/28/2013	US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	36	36	73
		291 Talbert Blvd.	Lexington	NC	—	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	69	69	138
		S. Carolina 52/52 Bypass	Moncks Corner	SC	—	Food Lion, Inc. (Delhaize America, Inc.)	1982	23,000	31	62	62
		3211 West Beverly St.	Staunton	VA	—	Food Lion, Inc. (Delhaize America, Inc.)	1971	23,000	82	83	166
		1146 Gum Branch Rd.	Jacksonville	NC	—	Food Lion, Inc. (Delhaize America, Inc.)	1982/1995	23,000	42	55	84
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	1982	31,170	80	107	159
	10/31/2013	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, Inc.	1961/1978	29,119	56	79	111
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	1982	59,000	229	598	458
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc.	1958	28,721	97	97	193
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc.	1984	30,757	93	103	185
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	41	41	97
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway Stores, Inc.	1981	40,800	93	166	186
2016	5/31/2016	18601 Alderwood Mall Blvd.	Lynnwood	WA	—	TRU 2005 RE I, LLC	1981/1993	43,105	141	149	279
		12535 Southeast 82nd Ave.	Clackamas	OR	—	TRU 2005 RE I, LLC	1981	42,842	153	162	298
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys "R" Us-Delaware, Inc.	1981	43,123	129	136	255
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores, Ltd.	1960	68,024	179	239	376
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Company, Inc.	1995	46,350	233	233	465
		399 Peachwood Centre Dr.	Spartanburg	SC	—	Best Buy Company, Inc.	1996	45,800	198	198	395
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	1983	23,767	35	35	0
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture, LLC	1980	53,280	173	173	400
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	28	164	0
		12080 Carmel Mountain Rd.	San Diego	CA	—	Sears Holdings Corporation	1993	107,210	32	376	0
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	47	241	0
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	50	278	0
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	70	366	0
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	33	173	0
2021	1/31/2021	3040 Josey Ln.	Carrollton	TX	—	Ong’s Family, Inc.	1984	61,000	136	203	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 06/30/2010 ($000) (2)	GAAP Base Rent as of 06/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2028	1/31/2028	2010 Apalachee Pkwy.	Tallahassee	FL	—	Kohl's Department Stores, Inc.	2007	102,381	200	210	484
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	1981	34,459	301	301	0
N/A	N/A	1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0	0	0
		5544 Atlanta Hwy.	Montgomery	AL	—	(Available for Lease)	1980/2007	60,698	0	0	0
		811 US Hwy. 17	North Myrtle Beach	SC	—	(Available for Lease)	1981	41,021	0	0	0
	RETAIL TOTAL/WEIGHTED AVERAGE					94.7% Leased		2,136,943	$4,507	$6,677

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 6/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Gross Book Value ($000) (14)	Sq.Ft.	Percentage Leased	Cash Rent as of 06/30/2010 ($000) (2)	GAAP Base Rent as of 06/30/2010 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES
Various	Various	10 John St.	Clinton	CT	(9)	Multi-Tenant	1972	3,195	41,188	0%	0	0	0
		100 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	1999	11,486	68,003	100%	674	667	19,557
		30/100 Light St.	Baltimore	MD	—	Multi-Tenant	1973/2009	214,607	534,918	47%	2,081	2,081	0
		130 East Shore Dr.	Glen Allen	VA	(17)	Multi-Tenant	2000	13,457	79,675	65%	302	380	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	(15)	Multi-Tenant	1981/1982/2005/2007/2009	25,436	138,940	100%	1,028	1,029	0
		1500 Hughes Way	Long Beach	CA	(8)(16)	Multi-Tenant	1981	118,081	490,555	67%	3,436	3,588	15,001
		160 Clairemont Ave.	Decatur	GA	—	Multi-Tenant	1983	19,799	121,596	78%	732	732	0
		17770 Cartwright Rd.	Irvine	CA	(10)(18)	Multi-Tenant	1982	19,640	165,080	74%	995	1,229	0
		2300 Litton Ln.	Hebron	KY	(15)	Multi-Tenant	1986/1996	9,740	80,441	100%	234	228	0
		255 California St.	San Francisco	CA	(18)	Multi-Tenant	1959	39,138	173,747	64%	1,180	1,358	0
		3468 Georgia Hwy. 120	Duluth	GA	(15)	Multi-Tenant	1971	423	10,341	0%	0	0	0
		350 Pine St.	Beaumont	TX	(15)	Multi-Tenant	1981	28,808	425,198	82%	2,037	2,129	0
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	1999	26,200	674,528	52%	559	559	13,047
		6277 Sea Harbor Dr.	Orlando	FL	—	Multi-Tenant	1984	51,727	360,307	0%	81	81	0
		6301 Gaston Ave.	Dallas	TX	(18)	Multi-Tenant	1970/1981	7,900	173,855	64%	750	750	0
		King St./1032 Fort St. Mall	Honolulu	HI	(15)	Multi-Tenant	1979/2002	47,109	318,451	96%	1,295	1,341	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						61.4% Leased			3,856,823		$15,384	$16,152	$47,605

	TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE					91.0% Leased			37,974,824		$158,785	$157,807
Footnotes
(1)	Square foot leased or vacant.
(2)	Six months ended 06/30/10 cash rent.
(3)	Six months ended 06/30/10 GAAP base rent.
(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)	Option rent lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)	Option rent greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(7)	Lexington has an 80.5% interest in this property.
(8)	Lexington has a 55.0% interest in this property.
(9)	Lexington has a 71.1% interest in this property.
(10)	Lexington has a 64.4% interest in this property.
(11)	Lexington has a 57.8% interest in this property.
(12)	Current lease ends 05/2013, however, new tenant (Problem Solved, LLC) lease expires 05/2014.
(13)	Property is classified as a capital lease for GAAP.
(14)	Represents GAAP capitalized costs.
(15)	Property is collateral for secured credit facility.
(16)	Contract right payable.
(17)	Mortgage shown under 100 East Shore Dr., Glen Allen VA.
(18)	Property sold subsequent to June 30, 2010.
(19)	Subsequent to 6/30/2010, tenant exercised lease termination option effective 12/31/2011 and paid $6.8 million.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 6/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 06/30/2010 ($000) (2)	GAAP Base Rent as of 06/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2011	5/31/2011	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	753	1,027	1,506
	6/30/2011	265 Lehigh St.	Allentown	PA	—	Wells Fargo Bank, N.A.	1980	71,230	224	300	0
	7/15/2011	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International, Inc.	1986/1997/2000	252,300	1,226	1,554	0
2012	4/30/2012	3600 Army Post Rd.	Des Moines	IA	(6)	HP Enterprise Services, LLC	2002	405,000	1,484	1,484	0
	5/31/2012	101 Creger Dr.	Ft. Collins	CO	—	Lithia Real Estate, Inc. (Lithia Motors, Inc.)	1982	10,000	137	118	0
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc.	2002	59,748	450	450	0
	6/30/2013	420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	155	153	310
		8555 South River Pkwy.	Tempe	AZ	(6)	ASM Lithography, Inc. (ASM Lithography Holding, NV)	1998	95,133	1,178	1,106	0
	10/14/2013	3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	319	319	0
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	367	327	735
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	—	Siemens Shared Services, LLC	2003	236,547	1,362	1,340	0
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	(6)	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	1,010	1,037	0
	7/1/2014	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	3,131	2,925	2,562
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	(5)	SKF USA, Inc.	1996	72,868	212	212	0
2015	6/30/2015	2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	396	405	853
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	525	510	0
		2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	1999	111,911	748	768	0
		1700 47th Ave North	Minneapolis	MN	(5)	Owens Corning Roofing and Asphalt, LLC	2003	18,620	300	300	0
	9/27/2015	9110 Grogans Mill Rd.	The Woodlands	TX	—	Baker Hughes, Inc.	1992	275,750	1,738	1,566	2,756
		2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Inc.	1982/1999	65,500	480	419	746
	10/31/2015	5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	1964/1973	27,189	96	96	192
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas (Nextel Finance Company)	2001	108,800	761	808	0
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation	2002	60,200	542	581	0
	11/30/2016	736 Addison Rd.	Erwin	NY	(6)	Corning, Inc.	2006	408,000	589	589	0
2017	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	238	239	0
2018	3/15/2018	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. (Experian Holdings, Inc.)	1981/1983	292,700	1,533	1,859	0
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing, LP	2007	62,218	573	573	0
	9/30/2018	904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	382	401	925
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC (T-Mobile USA, Inc.)	2004	77,484	762	786	0
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	(6)	VoiceStream PCS Holding, LLC (T-Mobile USA, Inc.)	2004	77,484	632	682	0
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	—	Montgomery County Management Company, LLC	2004	41,000	399	493	0
		9601 Renner Blvd.	Lenexa	KS	(6)	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	647	696	0
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive, Ltd.)	2005	133,221	600	600	0
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc.	1986	132,981	646	678	0
	8/31/2020	First Park Dr.	Oakland	ME	(6	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	641	575	0
	11/30/2020	11555 University Blvd.	Sugar Land	TX	—	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	557	626	0
2021	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	921	966	0
2022	7/31/2022	1440 East 15th St.	Tucson	AZ	—	CoxCom, Inc.	1988	28,591	262	275	0
2025	7/14/2025	590 Ecology Ln.	Chester	SC	—	Owens Corning, Inc.	2001/2005	420,597	1,093	1,084	1,678
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin and Jean W. Durdin)	2005	77,076	650	753	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 6/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 06/30/2010 ($000) (2)	GAAP Base Rent as of 06/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	(6)	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	466	586	0
N/A	N/A	109 Stevens St.	Jacksonville	FL	—	(Available for Lease)(Amounts represent prior tenant)	1959/1967	168,800	74	74	0
	NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE					97.2% Leased		6,103,462	$29,259	$30,340

Footnotes
(1)	Square foot leased or vacant.
(2)	Six months ended 06/30/10 cash rent.
(3)	Six months ended 06/30/10 GAAP base rent.
(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)	Option rent lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)	Option rent greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
6/30/2010

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 6/30/2010 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 6/30/2010 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 6/30/2010 ($000)	Annual Rent PSF
2010	5,315	$120	$45.16	-	$-	$-	-	$-	$-
2011	516,252	$4,925	$19.08	1,652,057	$2,679	$3.24	137,906	$366	$5.31
2012	1,591,463	$11,673	$14.67	2,450,703	$4,229	$3.45	256,130	$1,054	$8.23
2013	1,653,890	$12,045	$14.57	471,000	$681	$2.89	263,010	$722	$5.49
2014	2,084,748	$18,095	$17.36	934,292	$1,202	$2.57	30,757	$93	$6.05
2015	1,853,842	$18,436	$15.54	150,000	$238	$3.17	56,837	$134	$4.72
2016	572,735	$4,245	$14.82	1,297,762	$2,880	$4.44	129,070	$423	$6.55
2017	377,877	$2,652	$14.04	1,652,811	$3,232	$3.91	68,024	$179	$5.26
2018	680,732	$5,389	$15.83	994,283	$1,153	$2.32	883,719	$899	$2.03
2019	1,326,625	$8,515	$12.84	1,621,875	$2,027	$2.50	-	$-	$-
2020	379,865	$2,829	$14.89	1,115,994	$2,993	$5.36	-	$-	$-
2021	623,174	$6,736	$21.62	2,054,639	$3,475	$3.38	61,000	$136	$4.46
2022	52,337	$766	$29.27	-	$-	$-	-	$-	$-
2023	425,254	$3,106	$14.61	-	$-	$-	-	$-	$-
2024	-	$-	$-	-	$-	$-	-	$-	$-
2025	145,200	$1,147	$15.80	2,138,214	$4,780	$4.47	-	$-	$-
2026	-	$-	$-	646,000	$982	$3.04	-	$-	$-
2027	-	$-	$-	-	$-	$-	-	$-	$-
2028	295,000	$1,830	$12.41	-	$-	$-	136,840	$501	$7.32
2029	410,041	$4,459	$21.75	-	$-	$-	-	$-	$-
Total/Weighted Average (1)	12,994,350	$106,968	$15.84	17,179,630	$30,551	$3.56	2,023,293	$4,507	$4.46

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
6/30/2010

Year	Number of Leases Expiring	GAAP Base Rent as of 6/30/2010 ($000)	Percent of GAAP Base Rent as of 6/30/2010
2010	1	$120	0.1%
2011	12	$7,958	5.7%
2012	29	$16,482	11.8%
2013	21	$14,322	10.2%
2014	27	$19,859	14.2%
2015	14	$15,034	10.7%
2016	12	$7,451	5.3%
2017	8	$6,428	4.6%
2018	18	$8,903	6.3%
2019	8	$10,975	7.8%
2020	7	$6,520	4.6%
2021	9	$10,340	7.4%
2022	1	$831	0.6%
2023	2	$3,427	2.4%
2024	-	$-	-
2025	8	$6,081	4.3%
2026	1	$1,083	0.8%
2027	-	$-	-
2028	3	$2,341	1.7%
2029	2	$2,106	1.5%
Total (1)	183	$140,261	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST
Mortgage Notes Receivable
6/30/2010

						Current
						Estimated
Collateral						Annual
			Note Balance	Interest	Maturity	Debt Service	Balloon Payment	Escrow Balance
	City	State	($000)(1)	Rate	Date	($000)	($000)	($000)
Medical Facilities	Various (2)	MO/TX	$17,106	15.00%	12/2011	$2,526	$17,000	$-
Office	Schaumburg (3)	IL	$13,191	15.00%	01/2012	$-	$13,191	$-
	Westmont (4)	IL	$27,678	6.45%	10/2015	$2,090	$25,731	$4,707
	Southfield	MI	$9,022	4.55%	02/2015	$1,282	$5,810	$-
	Wilsonville	OR	$6,922	5.46%	08/2015	$750	$9,684	$1,624
Retail	Austin	TX	$1,369	16.00%	10/2018	$-	$5,104	$-
	Tampa	FL	$198	8.00%	12/2020	$29	$-	$-
	Various	Various	$6,979	8.00%	01/2014	$2,288	$-	$-
	Various	Various	$1,459	8.00%	02/2021	$119	$-	$-
	Various	Various	$878	8.00%	03/2022	$74	$-	$-
	Various	Various	$801	8.00%	12/2021	$79	$-	$-

Total Mortgage Notes Receivables			$85,603			$9,237	$76,520	$6,331
Footnotes
(1)	Excludes net origination fees of $506.
(2)	Loan is interest only at a rate of 14.0% through February 2011, and 16.0% thereafter.
(3)	Interest only payments to the extent of operating cash flow of underlying assets.
(4)	Escrow balance includes $4,430 in a collateral escrow account maintained by the borrower.

LEXINGTON REALTY TRUST
2010 Second Quarter Financing Summary

	DEBT RETIRED
		Face ($000)	Satisfaction ($000)	Rate	Due/Put Date
1	Term Loan	$10,000	$10,000	3.20%	02/2011
2	Term Loan	$172	$172	5.52%	03/2013
	TOTAL	$10,172	$10,172

	NEW PROPERY LEVEL FINANCING (2)
		Face ($000)	Rate	Maturity
1	Greenville, SC (1)	$9,000	5.50%	01/2015

Footnotes
(1)	Loan is interest only through maturity.
(2)	Excludes leasehold financing, see page 13.

LEXINGTON REALTY TRUST
Debt Maturity Schedule
6/30/2010
($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments		Corporate Debt
2010 - remainder	$12,899	$71,458	(1)	$-
2011	31,918	49,924		80,000
2012	32,218	191,034		62,150	(2)
2013	28,478	234,937		60,551
2014	28,303	235,879		-
	$133,816	$783,232		$202,701

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2010 - remainder	$984	$1,140
2011	2,686	6,903
2012	2,756	3,323
2013	2,895	2,496
2014	2,514	4,061
	$11,835	$17,923

Footnotes
(1) $29,703 of this balance satisfied on July 1, 2010.
(2) Assumes debt is put to Lexington in 2012.

LEXINGTON REALTY TRUST
2010 Mortgage Maturities by Property Type
6/30/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2010 ($000)	GAAP Base Rent as of 6/30/2010 ($000)
Office	550 Business Center Dr. (2)	Lake Mary	FL	125,920	$12,082	10/2010	09/2015	$23,958	$894	$1,048
	600 Business Center Dr. (2)	Lake Mary	FL	125,155	$12,118	10/2010	09/2015	$23,846	$857	$1,025
	6555 Sierra Dr.	Irving	TX	247,254	$24,454	10/2010	03/2023	$41,899	$1,325	$1,476
	13651 McLearen Rd.	Herndon	VA	159,664	$17,301	12/2010	05/2018	$27,780	$1,529	$1,693
Industrial	3102 Queen Palm Dr. (2)	Tampa	FL	229,605	$5,503	08/2010	06/2020	$8,662	$572	$638
Retail	1150 West Carl Sandburg Dr. (2)	Galesburg	IL	94,970	$-	07/2010	12/2018	$2,884	$28	$164
	12080 Carmel Mountain Rd. (2)	San Diego	CA	107,210	$-	07/2010	12/2018	$5,463	$32	$376
	21082 Pioneer Plaza Dr. (2)	Watertown	NY	120,727	$-	07/2010	12/2018	$5,316	$47	$241
	255 Northgate Dr. (2)	Manteca	CA	107,489	$-	07/2010	12/2018	$6,509	$50	$278
	5350 Leavitt Rd. (2)	Lorain	OH	193,193	$-	07/2010	12/2018	$8,513	$70	$366
	97 Seneca Trail (2)	Fairlea	WV	90,933	$-	07/2010	12/2018	$3,360	$33	$173

	Total 2010 Mortgage Maturities			1,602,120	$71,458			$158,190	$5,437	$7,478

Footnotes
(1) Represents GAAP capitalized costs.
(2) Loan satisfied July 2010.

LEXINGTON REALTY TRUST
2011 Mortgage Maturities by Property Type
6/30/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2010 ($000)	GAAP Base Rent as of 6/30/2010 ($000)
Office	389-399 Interpace Hwy.	Parsippany	NJ	340,240	$37,047	03/2011	2015/2021	$106,561	$4,607	$4,778
	100 Barnes Rd.	Wallingford	CT	44,400	$3,187	05/2011	06/2018	$5,675	$340	$254
Industrial	291 Park Center Dr.	Winchester	VA	344,700	$9,690	08/2011	05/2011	$18,865	$804	$788

	Total 2011 Mortgage Maturities			729,340	$49,924			$131,101	$5,751	$5,820

Footnotes
(1) Represents GAAP capitalized costs.

LEXINGTON REALTY TRUST
2012 Mortgage Maturities by Property Type
6/30/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2010 ($000)	GAAP Base Rent as of 6/30/2010 ($000)
Office	1315 West Century Dr.	Louisville	CO	106,877	$7,195	01/2012	04/2017	$16,933	$713	$800
	2000 Eastman Dr.	Milford	OH	221,215	$12,686	02/2012	04/2016	$26,627	$1,243	$911
	26210 and 26220 Enterprise Court	Lake Forest	CA	100,012	$9,708	02/2012	01/2012	$17,211	$983	$896
	200 Lucent Ln.	Cary	NC	124,944	$12,543	05/2012	09/2011	$23,881	$1,140	$1,029
	2050 Roanoke Rd.	Westlake	TX	130,290	$17,829	05/2012	12/2011	$32,697	$1,830	$1,727
	3940 South Teller St.	Lakewood	CO	68,165	$7,890	05/2012	03/2012	$12,155	$602	$434
	37101 Corporate Dr.	Farmington Hills	MI	119,829	$17,724	09/2012	12/2016	$32,876	$1,537	$1,221
	4455 American Way	Baton Rouge	LA	70,100	$5,948	10/2012	10/2012	$13,868	$565	$557
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$872	$800
Industrial	245 Salem Church Rd.	Mechanicsburg	PA	252,000	$4,514	01/2012	12/2012	$9,051	$435	$433
	34 East Main St.	New Kingstown	PA	179,200	$2,914	01/2012	NA	$6,034	$-	$-
	6 Doughten Rd.	New Kingstown	PA	330,000	$6,116	01/2012	NA	$12,342	$-	$-
	3820 Micro Dr.	Millington	TN	701,819	$16,222	05/2012	09/2011	$24,870	$1,220	$1,185
	101 Michelin Dr.	Laurens	SC	1,164,000	$14,022	09/2012	08/2012	$34,370	$1,707	$1,652
	7111 Crabb Rd.	Temperance	MI	744,570	$9,400	09/2012	08/2012	$21,188	$1,144	$1,107
	19500 Bulverde Rd.	San Antonio	TX	559,258	$26,025	10/2012	03/2016	$41,882	$1,665	$1,715
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	10/2012	$19,161	$943	$917

	Total 2012 Mortgage Maturities			5,328,987	$191,034			$364,725	$16,599	$15,384

Footnotes
(1) Represents GAAP capitalized costs.

LEXINGTON REALTY TRUST
2013 Mortgage Maturities by Property Type
6/30/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2010 ($000)	GAAP Base Rent as of 6/30/2010 ($000)
Office	3476 Stateview Blvd.	Fort Mill	SC	169,083	$9,904	01/2013	05/2014	$18,079	$1,272	$1,267
	9201 East Dry Creek Rd.	Centennial	CO	128,500	$13,555	02/2013	09/2017	$26,922	$1,119	$1,186
	12600 Gateway Blvd.	Fort Meyers	FL	62,400	$8,550	05/2013	01/2013	$13,561	$559	$546
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	12/2012	$26,737	$840	$812
	275 South Valencia Ave.	Brea	CA	637,503	$73,071	05/2013	06/2012	$118,929	$4,355	$4,397
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	08/2012	$15,220	$708	$796
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	01/2013	$26,819	$1,126	$1,126
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2013	$59,730	$2,457	$2,444
	6303 Barfield Rd.	Atlanta	GA	238,600	$40,356	05/2013	05/2013	$62,264	$2,411	$2,441
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	11/2012	$24,631	$1,204	$1,130

	Total 2013 Mortgage Maturities			2,082,043	$234,937			$392,892	$16,051	$16,145

Footnotes
(1) Represents GAAP capitalized costs.

LEXINGTON REALTY TRUST
2014 Mortgage Maturities by Property Type
6/30/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2010 ($000)	GAAP Base Rent as of 6/30/2010 ($000)
Office	33 Commercial St.	Foxboro	MA	164,689	$-	01/2014	07/2015	$29,238	$2,800	$1,752
	1275 Northwest 128th St.	Clive	IA	61,180	$5,151	05/2014	01/2012	$10,599	$400	$400
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,311	05/2014	05/2014	$29,174	$1,744	$1,733
	1701 Market St. (2)	Philadelphia	PA	305,170	$43,547	07/2014	Various	$69,886	$3,569	$3,570
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$28,198	$1,367	$1,712
	3965 Airways Blvd.	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$3,388	$3,506
	500 Jackson St.	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$2,213	$2,270
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$4,007	$2,106
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,195	$2,070	$2,020
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$715	$689
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$527	$527
	1109 Commerce Blvd.	Swedesboro	NJ	262,644	$6,784	04/2014	NA	$14,695	$-	$-

	Total 2014 Mortgage Maturities			3,255,049	$235,879			$495,265	$22,800	$20,285

Footnotes
(1) Represents GAAP capitalized costs.
(2) Lexington has an 80.5% interest in the property.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2010

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Lorain, OH	(b)	$376	5.540%	07/2010	$386	$-
Manteca, CA	(b)	265	5.540%	07/2010	273	-
Watertown, NY	(b)	249	5.540%	07/2010	256	-
Lewisburg, WV	(b)	175	5.540%	07/2010	180	-
San Diego, CA	(b)	169	5.540%	07/2010	174	-
Galesburg, IL	(b)	149	5.540%	07/2010	153	-
Tampa, FL		5,512	6.880%	08/2010	73	5,503
Irving, TX	(b)	24,581	6.587%	10/2010	572	24,454
Lake Mary, FL	(b)	12,211	6.502%	10/2010	375	12,118
Lake Mary, FL	(b)	12,175	6.502%	10/2010	374	12,082
Herndon, VA		17,415	8.180%	12/2010	836	17,301
Parsippany, NJ	(b)	37,744	6.349%	03/2011	2,527	37,047
Wallingford, CT		3,232	4.926%	05/2011	179	3,187
Winchester, VA	(b)	9,995	6.346%	08/2011	908	9,690
Louisville, CO		7,365	5.830%	01/2012	544	7,195
New Kingston, PA		6,490	7.790%	01/2012	678	6,116
Mechanicsburg, PA		4,716	7.780%	01/2012	500	4,514
New Kingston, PA		3,092	7.780%	01/2012	323	2,914
Milford, OH	(b)	14,103	6.612%	02/2012	1,822	12,686
Lake Forest, CA		9,970	7.260%	02/2012	901	9,708
Westlake, TX	(b)	18,357	5.392%	05/2012	1,280	17,829
Millington, TN		16,749	5.247%	05/2012	1,181	16,222
Cary, NC	(b)	12,734	5.584%	05/2012	826	12,543
Lakewood, CO		8,166	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b)	18,643	5.723%	09/2012	1,500	17,724
Laurens, SC	(b)	15,145	5.911%	09/2012	1,396	14,022
Temperance, MI	(b)	10,152	5.912%	09/2012	936	9,400
Baton Rouge, LA	(b)	6,212	5.333%	10/2012	443	5,948
San Antonio, TX		27,392	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	10,988	5.964%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	10,857	5.996%	12/2012	887	10,272
Fort Mill, SC		10,430	6.000%	01/2013	839	9,904
Centennial, CO	(b)	14,516	5.724%	02/2013	1,177	13,555
Brea, CA	(b)	75,880	5.734%	05/2013	5,361	73,071
Atlanta, GA		42,513	5.268%	05/2013	3,004	40,356
Irving, TX	(b)	38,202	5.452%	05/2013	2,702	36,466
Houston, TX		16,611	5.218%	05/2013	1,166	15,737
Southington, CT		12,910	5.018%	05/2013	890	12,228
Indianapolis, IN		9,061	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,893	5.268%	05/2013	592	8,550
Phoenix, AZ		17,869	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	11,362	6.000%	01/2014	3,378	-
Moody, AL		6,902	4.978%	01/2014	493	6,350
Swedesboro, NJ	(b)	7,128	5.545%	04/2014	482	6,784
Clive, IA		5,563	5.139%	05/2014	387	5,151
Fort Mill, SC		19,538	5.373%	05/2014	1,364	18,311
Philadelphia, PA	(p)	46,926	5.060%	07/2014	3,178	43,547
Fishers, IN		11,396	6.375%	08/2014	932	10,466

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2010

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Columbus, IN	(i)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)	31,427	6.150%	09/2014	1,960	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,884	46,253
Columbus, IN	(i)	609	7.500%	09/2014	54	568
Las Vegas, NV	(i)	741	7.500%	09/2014	66	691
Memphis, TN	(i)	1,091	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	31,815	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,078	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,252	5.639%	01/2015	1,548	29,900
Greenville, SC		9,000	5.500%	01/2015	512	9,000
Carrollton, TX		13,326	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,455	5.885%	04/2015	888	10,359
Richmond, VA	(b)	19,557	5.377%	05/2015	1,292	18,321
Houston, TX		15,958	5.160%	05/2015	1,114	14,408
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		12,466	5.210%	05/2015	874	11,265
Fishers, IN		12,391	5.160%	05/2015	865	11,188
San Antonio, TX		12,294	5.340%	05/2015	875	11,149
Atlanta, GA		11,314	5.260%	05/2015	751	10,502
Los Angeles, CA		10,787	5.110%	05/2015	750	9,760
Richmond, VA		9,989	5.310%	05/2015	708	9,055
Harrisburg, PA		8,623	5.110%	05/2015	599	7,780
Knoxville, TN		7,345	5.310%	05/2015	520	6,658
Tulsa, OK		7,218	5.060%	05/2015	499	6,517
Carrollton, TX	(b)	19,985	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,909	4.990%	07/2015	1,042	13,358
Hopkinsville, KY		8,740	4.990%	07/2015	611	7,830
Dry Ridge, KY	(n)	6,339	4.990%	07/2015	445	5,702
Owensboro, KY	(n)	5,626	4.990%	07/2015	395	5,064
Elizabethtown, KY	(j)	2,813	4.990%	07/2015	197	2,520
Houston, TX	(b)	47,242	6.250%	09/2015	8,351	18,161
Sugar Land, TX	(b)	12,280	6.250%	09/2015	2,131	6,286
Bridgewater, NJ		14,805	5.732%	03/2016	860	13,825
Omaha, NE		8,480	5.610%	04/2016	621	7,560
Tempe, AZ		8,009	5.610%	04/2016	586	7,140
Lisle, IL		10,229	6.500%	06/2016	793	9,377
Dallas, TX	(b)	18,516	5.939%	07/2016	1,136	18,365
Rochester, NY	(f)	18,413	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,810	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,758	6.210%	08/2016	508	6,153
Glenwillow, OH		16,641	6.130%	09/2016	1,240	15,132
Memphis, TN		3,877	5.710%	01/2017	275	3,484
Orlando, FL		9,975	5.722%	02/2017	579	9,309
Dubuque, IA		10,190	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		23,000	6.110%	11/2017	1,425	21,651
Lorain, OH	(b)	1,255	7.750%	07/2018	108	-
Manteca, CA	(b)	887	7.750%	07/2018	77	-
Watertown, NY	(b)	834	7.750%	07/2018	72	-

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2010

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Lewisburg, WV	(b)	586	7.750%	07/2018	51	-
San Diego, CA	(b)	565	7.750%	07/2018	49	-
Galesburg, IL	(b)	498	7.750%	07/2018	43	-
Boston, MA		13,448	6.100%	12/2018	996	11,520
Overland Park, KS	(b)	36,980	5.891%	05/2019	2,657	31,819
Kansas City, MO	(b)	17,640	5.883%	05/2019	1,268	15,182
Streetsboro, OH	(b)	19,091	5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,338	18,383
Wall, NJ	(b)	27,528	6.250%	01/2021	3,182	-
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Durham, NH	(b)	18,175	6.750%	03/2021	1,472	-
Antioch, TN	(b)	13,047	6.320%	10/2021	1,580	774
Whippany, NJ		15,867	6.298%	11/2021	1,344	10,400
Dillon, SC		21,801	5.974%	02/2022	1,832	13,269
Salt Lake City, UT		37,000	5.527%	10/2028	3,232	-
Subtotal/Wtg. Avg./Years Remaining (l)		$1,586,388	5.845%	4.9	$123,208	$1,347,024

Corporate
Term Loan	(c)	$80,000	3.200%	02/2011	$2,596	$80,000
Term Loan	(h)(k)	35,551	5.520%	03/2013	1,990	35,551
Term Loan	(h)(k)	25,000	5.520%	03/2013	1,399	25,000
Exchangeable Notes	(e)(m)	62,150	5.450%	01/2027	3,387	62,150
Convertible Notes	(o)(q)	115,000	6.000%	01/2030	6,900	115,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$446,821	5.589%	10.1	$25,057	$446,821
Total/Wtg. Avg./Years Remaining (l)		$2,033,209	5.789%	6.0	$148,265	$1,793,845

Footnotes
(a)	Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Floating rate debt 30/60/90/120 day LIBOR plus 285 bps, maturity can be extended to 02/2012 at the Company's option.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Holders have the right to put notes to the Company commencing 2012 and every five years thereafter.
(f)	Properties are cross-collateralized properties.
(g)	Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h)	Rate is swapped to fixed rate through maturity.
(i)	Properties are cross-collateralized properties.
(j)	Properties are cross-collateralized properties.
(k)	Represents full payable of loans, discount of $2,681 excluded from balance.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Represents full payable of notes, discount of $1,044 excluded from balance.
(n)	Properties are cross-collateralized properties.
(o)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(p)	Lexington has an 80.5% interest in this property.
(q)	Represents full payable of notes, discount of $12,758 excluded from balance.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
6/30/2010

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic	$7,626	$1,144	6.930%	08/2010	$112	$7,603	$1,140
Harpard	300	82	9.875%	01/2011	309	-	-
Net Lease Strategic	2,103	315	7.500%	01/2011	108	2,076	311
Net Lease Strategic	13,531	2,030	7.400%	04/2011	924	13,365	2,005
Net Lease Strategic	30,582	4,587	5.126%	05/2011	1,324	30,582	4,587
Taber	296	81	10.125%	06/2011	313	-	-
Jayal	600	178	11.500%	03/2012	303	-	-
Net Lease Strategic	22,711	3,407	5.147%	05/2012	1,491	22,153	3,323
Net Lease Strategic	7,437	1,116	7.670%	01/2013	2,907	-	-
Net Lease Strategic	12,807	1,921	5.148%	05/2013	894	12,144	1,822
Net Lease Strategic	4,805	721	5.950%	09/2013	381	4,496	674
Net Lease Strategic	20,051	3,008	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic	9,204	1,381	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic	1,054	158	8.500%	04/2015	271	-	-
Net Lease Strategic	16,592	2,489	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC	14,734	884	5.240%	05/2015	976	13,673	820
Net Lease Strategic	12,369	1,855	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic	5,996	899	5.783%	06/2015	462	5,371	806
Net Lease Strategic	18,027	2,704	8.036%	09/2015	3,432	6,925	1,039
Net Lease Strategic	5,181	777	8.036%	09/2015	948	2,203	330
Net Lease Strategic	8,415	1,262	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic	6,220	933	6.090%	04/2016	494	5,465	820
Net Lease Strategic	6,375	956	6.315%	09/2016	497	5,723	858
One Summit	15,874	4,762	9.375%	10/2016	3,344	-	-
Net Lease Strategic	9,001	1,350	6.063%	11/2016	683	8,023	1,203
One Summit	10,385	3,116	10.625%	11/2016	2,239	-	-
Net Lease Strategic	8,802	1,320	5.910%	10/2018	728	6,624	994
Net Lease Strategic	9,652	1,448	6.010%	08/2019	753	7,658	1,149
Net Lease Strategic	7,500	1,125	6.507%	11/2019	495	6,692	1,004

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
6/30/2010
Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic	9,742	1,461	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic	9,216	1,382	9.800%	02/2020	1,917	-	-
Net Lease Strategic	9,851	1,478	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic	9,172	1,376	5.460%	12/2020	741	5,895	884
Net Lease Strategic	9,360	1,404	5.640%	01/2021	692	7,018	1,053
Net Lease Strategic	11,860	1,779	5.380%	08/2025	1,144	362	54
Total/Wtg. Avg. (1)/Years Remaining (2)	$347,431	$54,889	6.667%	5.4	$35,347	$250,420	$36,331

Footnotes
(1)	Weighted average interest rate based on proportionate share.
(2)	Weighted average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for 12 months.

LEXINGTON REALTY TRUST
Partnership Interests
Six Months Ended June 30, 2010
($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$2,084
Interest expense	$575
Depreciation and amortization	$1,094
Impairment loss on real estate	$9,551

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$15,815
Interest expense	$1,860

Footnotes
(1) Does not include OP unit noncontrolling interests.

LEXINGTON REALTY TRUST
Selected Balance Sheet Account Detail
6/30/2010
($000)

Other assets	$42,913

The components of other assets are:

Deposits, including forward purchase equity commitment	$21,065
Investments	10,550
Equipment	1,204
Prepaids	4,196
Other receivables	1,330
Other	4,568

Accounts payable and other liabilities	$36,851

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$10,613
CIP accruals and other	5,900
Taxes	1,187
Deferred lease costs	1,983
Subordinated notes	2,081
Deposits	1,477
Escrows	2,321
Sale/leaseback financing obligation	4,750
Transaction costs	577
Derivative liability	5,962

LEXINGTON REALTY TRUST
Revenue Data
6/30/2010
($000)

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2010 - remainder	$149,876	$153,489
2011	$297,424	$300,423
2012	$270,992	$271,438
2013	$232,321	$231,794
2014	$193,883	$197,417

Other Revenue Data

Asset Class	GAAP Base Rent as of 6/30/10 (2)	Percentage
Office	$103,549	65.7%
Industrial	$31,429	19.9%
Retail	$6,677	4.2%
Multi-tenant	$16,152	10.2%
	$157,807	100.0%

Credit Ratings (3)
Investment Grade	$70,888	44.9%
Non-Investment Grade	$24,794	15.7%
Unrated	$62,125	39.4%
	$157,807	100.0%

Footnotes
(1)
Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into for any other property.

(2)	Six months ended 6/30/2010 GAAP base rent recognized for consolidated properties owned as of6/30/2010.
(3)	Credit ratings are based upon either tenant, guarantor or parent. All multi-tenant assets are included in unrated.

LEXINGTON REALTY TRUST
Top 20 Markets
6/30/2010

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 6/30/10 (1)
1	Dallas-Fort Worth-Arlington, TX	7.9%
2	Los Angeles-Long Beach-Santa Ana, CA	6.9%
3	New York-Northern New Jersey-Long Island, NY-NJ-PA	6.6%
4	Houston-Sugar Land-Baytown, TX	5.0%
5	Memphis, TN-MS-AR	4.2%
6	Atlanta-Sandy Springs-Marietta, GA	3.9%
7	Kansas City, MO-KS	3.3%
8	Orlando-Kissimmee, FL	2.6%
9	Detroit-Warren-Livonia, MI	2.5%
10	Indianapolis-Carmel, IN	2.4%
11	Boston-Cambridge-Quincy, MA-NH	2.3%
12	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.3%
13	Chicago-Naperville-Joliet, IL-IN-WI	2.1%
14	Charlotte-Gastonia-Concord, NC-SC	1.9%
15	Phoenix-Mesa-Scottsdale, AZ	1.8%
16	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.7%
17	San Antonio, TX	1.7%
18	Seattle-Tacoma-Bellevue, WA	1.6%
19	Richmond, VA	1.6%
20	Denver-Aurora, CO	1.5%
	Total Top 20 Markets (3)	63.7%

Footnotes
(1)	Six months ended 6/30/2010 GAAP base rent recognized for consolidated properties owned as of 6/30/2010.
(2)
A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people,based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
6/30/2010

Industry Category	Percent of GAAP Base Rent as of 6/30/10 (1)
Finance/Insurance	12.4%
Consumer Products	9.3%
Technology	9.3%
Energy	9.1%
Automotive	9.1%
Food	7.3%
Service	7.2%
Transportation/Logistics	6.1%
Healthcare	5.9%
Construction/Materials	3.7%
Telecommunications	3.6%
Media/Advertising	3.4%
Aerospace/Defense	2.9%
Printing/Production	2.6%
Education	2.3%
Retail Department & Discount	2.0%
Real Estate	1.2%
Apparel	1.0%
Retail - Specialty	0.7%
Security	0.6%
Retail - Electronics	0.3%
Total (2)	100.0%

Footnotes
(1)	Six months ended 6/30/2010 GAAP base rent recognized for consolidated properties owned as of 6/30/2010.
(2)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
6/30/2010

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 6/30/10 ($000) (1)	Percent of GAAP Base Rent as of 6/30/10 ($000) (1)
Bank of America, NA	8	691,893	1.8%	$4,825	3.1%
Baker Hughes, Inc.	2	720,221	1.9%	$4,662	3.0%
Dana Holding Corporation and Dana Limited	6	1,902,414	5.0%	$4,150	2.6%
Federal Express Corporation	2	641,286	1.7%	$3,708	2.3%
Morgan, Lewis & Bockius, LLC (3)	1	290,565	0.8%	$3,321	2.1%
Swiss Re America Holding Corporation	2	476,123	1.3%	$3,299	2.1%
CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	3	2,503,916	6.6%	$3,286	2.1%
Wells Fargo Bank, N.A.	3	354,732	0.9%	$3,074	1.9%
International Business Machines Corporation (Internet Security Systems, Inc.)	2	289,000	0.8%	$2,956	1.9%
Reckitt Benckiser, Inc.	1	186,889	0.5%	$2,758	1.7%
	30	8,057,039	21.2%	$36,039	22.8%

Footnotes
(1)	Six months ended 6/30/2010 GAAP base rent recognized for consolidated properties owned as of 6/30/2010.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Includes parking garage operations, Lexington has an 80.5% interest in this property.

Investor Information

Transfer Agent	Investor Relations

BNY Mellon Shareowner Services	Patrick Carroll
480 Washington Blvd.	Executive Vice President and Chief Financial Officer
Jersey City NJ 07310-1900	Telephone (direct)	(212) 692-7215
(800) 850-3948	Facsimile (main)	(212) 594-6600
www.bnymellon.com/shareowner/isd	E-mail	pcarroll@lxp.com

Research Coverage

Barclays Capital		Morgan, Keegan & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Stephen C. Swett	(212) 508-7585

Friedman, Billings, Ramsey		Raymond James & Assoc.
Gabe Poggi	(703) 469-1141	Paul Puryear	(727) 567-2253

J.P. Morgan Chase		Stifel Nicolaus
Anthony Paolone, CFA	(212) 622-6682	John W. Guinee	(443) 224-1307

Keefe, Bruyette & Woods		Wells Fargo Securities, LLC
Sheila K. McGrath	(212) 887-7793	Todd J. Stender	(212) 214-8067